Earnings Per Share	12 Months Ended
Mar. 31, 2019
Earnings Per Share [Abstract]
Earnings Per Share
25.	Earnings per share

Net loss per common share represents the net income (loss) attributable to common shareholders divided by the weighted average number of common shares outstanding during the year.

Diluted net income (loss) per common share is calculated by dividing the applicable net income (loss) by the sum of the weighted average number of common shares outstanding and all additional common shares that would have been outstanding if potentially dilutive common shares had been issued during the year. As at March 31, 2019 and 2018, all instruments were anti-dilutive.